Exhibit 99.1

GrabAGun, a Mobile-Focused Online Firearms Retailer and Defender of the Second Amendment, Completes Business Combination with Colombier II and Will Begin Trading on NYSE

●	Combined company is now named “GrabAGun Digital Holdings Inc.” and is expected to trade on the NYSE under the tickers “PEW” and “PEWW”

●	GrabAGun is a fast growing, digitally native retailer of firearms and ammunition (“F&A”), related accessories and other outdoor products focused on the next generation of firearms enthusiasts, sportsmen and defenders

●	Transaction proceeds successfully fund GrabAGun’s balance sheet with over $179 million of gross proceeds to help accelerate growth and acquisition plans

●	Donald Trump Jr. joins GrabAGun’s Board of Directors and will ring the NYSE Opening Bell alongside Colombier II and GrabAGun on July 16, 2025

●	Near-zero redemptions of Colombier II shares signals clear confidence in the GrabAGun business and broader 2A movement, compared to historical performance of other SPACs since 2022

Coppell, Texas & Palm Beach, Fla. – July 15, 2025 – Metroplex Trading Company LLC d.b.a. GrabAGun.com (“GrabAGun”), an online retailer of firearms, ammunition and related accessories, and Colombier Acquisition Corp. II (“Colombier II”) (NYSE: CLBR), a special purpose acquisition company, today announced the completion (the “Closing”) of their previously announced business combination (the “Business Combination”), which was approved by Colombier II shareholders at an extraordinary general meeting on July 15, 2025.

Following the Closing, the go-forward public company is named GrabAGun Digital Holdings Inc. (“GrabAGun Digital” or the “Company”), and its common stock and warrants are expected to commence trading on the New York Stock Exchange (NYSE) under the ticker symbols “PEW” and “PEWW”, respectively, on July 16, 2025. As a result of this transaction, (i) the Company has received over $179 million of gross proceeds (over $119 million, after secondary proceeds and transaction and advisory expenses), which will be used to for working capital and other corporate purposes to accelerate the Company’s future growth initiatives, acquisition plans and other general corporate expenses and (ii) Colombier II and GrabAGun became wholly-owned subsidiaries of GrabAGun Digital.

Donald Trump Jr., a member of the GrabAGun Digital Board of Directors, as well as an advisor and shareholder of GrabAGun Digital and recognized leader of the Second Amendment (“2A”) movement, commented, “The success of this transaction underscores shareholders’ confidence in the strength of GrabAGun’s business model along with their unwavering support of 2A principles. GrabAGun is synonymous with the pro-American values that I and that many Americans believe in but have rarely seen in the marketplace today. GrabAGun has developed a powerful, scalable platform that offers unmatched selection and service to Americans who wish to legally buy and own firearms, and I am excited to support Marc Nemati and his team as we revolutionize this industry.”

“Today is an exciting moment and major milestone for our company, as well as the 2A and broader shooting sports industry at large,” said Marc Nemati, Chief Executive Officer of GrabAGun Digital. “This achievement supports our mission to revolutionize the shooting sports industry through our technology-first approach, and I look forward to taking advantage of the many opportunities in front of GrabAGun to enhance our platform and expand our market presence.”

Omeed Malik, CEO and Chairman of Colombier II, commented, “We could not be prouder to bring this compelling opportunity to shareholders and to support GrabAGun’s plans to transform the firearms retail landscape. With no change to GrabAGun’s float and our ability to raise significant funds despite not having a PIPE investment, investors clearly believe in this business and share our collective vision to bring EIG companies to market. We remain confident that with the resources from this transaction, GrabAGun will be able to aggressively develop its innovative platform and continue to create substantial value for all stakeholders.”

Advisors

In connection with the Business Combination, BTIG, LLC and Roth Capital Partners, LLC are serving as capital markets advisors. Ellenoff Grossman & Schole LLP is serving as legal counsel to Colombier II and Olshan Frome Wolosky LLP is serving as legal counsel to GrabAGun and GrabAGun Digital. Ogier is serving as special Cayman Islands counsel to Colombier II.

About GrabAGun

We are defenders. We are sportsmen. We are outdoorsmen. We believe that it is our American duty to help everyone, from first-time buyers to long-time enthusiasts, understand and legally secure their firearms and accessories. That’s why our arsenal is fully packed, consistently refreshed, and always loaded with high-quality, affordable firearms and accessories. Industry-leading brands that GrabAGun works with include Smith & Wesson Brands, Sturm, Ruger & Co., SIG Sauer, Glock, Springfield Armory and Hornady Manufacturing, among others.

GrabAGun is a fast growing, digitally native eCommerce retailer of firearms and ammunition, related accessories and other outdoor enthusiast products. Building on its proprietary software expertise, GrabAGun’s eCommerce site has become one of the leading firearm retail websites. In addition to its eCommerce excellence, GrabAGun has developed industry-leading solutions that revolutionize supply chain management, combining dynamic inventory and order management with AI-powered pricing and demand forecasting. These advancements enable seamless logistics, efficient regulatory compliance and a streamlined experience for customers.

Forward-Looking Statements

Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding GrabAGun Digital held by GrabAGun Digital’s management team and the products and markets, future financial condition, expected future performance and market opportunities of GrabAGun Digital. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation: (i) changes in business, market, financial, political and legal conditions, (ii) the ability to maintain the listing of GrabAGun Digital’s securities on the New York Stock Exchange or another national securities exchange, (iii) risks relating to GrabAGun’s operations and business, including information technology and cybersecurity risks, and deterioration in relationships between GrabAGun and its employees, (iv) GrabAGun’s ability to successfully collaborate with business partners, (v) demand for GrabAGun’s current and future offerings, (vi) risks that orders that have been placed for GrabAGun’s products are cancelled or modified, (vii) changes in the competitive industries and markets in which GrabAGun operates, (viii) variations in performance across competitors, changes in laws and regulations affecting GrabAGun’s business and changes in the combined capital structure, (ix) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (x) the inability of GrabAGun to maintain, and GrabAGun Digital to obtain, as necessary, any permits necessary for the conduct of GrabAGun’s business, including federal firearm licenses issued pursuant to the Gun Control Act, 18 USC 921 et seq. and special occupational taxpayer stamps issued pursuant to the National Firearms Act, 26 USC 5849 et seq., (xi) the disqualification, revocation or modification of the status of those persons designated by GrabAGun as Responsible Persons, as such term is defined in 18 U.S.C. 841(s), (xii) the outcome of any legal proceedings that may be instituted against GrabAGun Digital related to the business combination with Colombier II, (xiii) risks related to GrabAGun Digital’s potential inability to achieve or maintain profitability and generate significant revenue, (xiv) expectations with respect to future operating and financial performance and growth, (xv) the ability to raise funding on reasonable terms as necessary to implement business plans, growth, marketplace and other expectations, (xvi) the ability of GrabAGun to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by GrabAGun of the intellectual property rights of others, (xvii) risks of product liability or regulatory lawsuits relating to GrabAGun’s products, (xviii) risk of loss of key influencers, media outlets and promoters of GrabAGun’s business or a loss of reputation of GrabAGun or reduced interest in the mission and values of GrabAGun and the segment of the consumer marketplace it intends to serve and (xix) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “brick and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4, as amended, filed by GrabAGun Digital and GrabAGun, including the definitive proxy/prospectus declared effective by the United States Securities and Exchange Commission (“SEC”) on June 20, 2025 and other documents filed or to be filed by GrabAGun Digital and Colombier II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and GrabAGun Digital does not assume any obligation to, nor intends to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by U.S. federal securities law.

Investors & Media

CLBR@icrinc.com

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